Exhibit 10.5

EXECUTION VERSION

THIRD AMENDMENT
TO THE CREDIT AGREEMENT

dated as of May 22, 2008

Among

CASCADES INC.
CASCADES USA INC.
CASCADES EUROPE SAS
(as Borrowers)

— and —

SCOTIA CAPITAL
(as Lead Arranger for the extension
of the Unsecured Revolving Facility)

— and —

NATIONAL BANK FINANCIAL
(as Lead Arranger for the amendments
to the financial covenant)

NATIONAL BANK OF CANADA
THE BANK OF NOVA SCOTIA
(as Co-Administrative Agents)

— and —

THE LENDERS
FROM TIME TO TIME PARTY HERETO

MCCARTHY TÉTRAULT LLP

THIRD AMENDMENT TO THE DECEMBER 29, 2006 CASCADES CREDIT AGREEMENT made as of May 22, 2008.

BETWEEN:	CASCADES INC. (“Cascades”)

AND :	CASCADES USA INC.

AND :	CASCADES EUROPE SAS

(each a “Borrower” and collectively, the “Borrowers”)

AND:	THE LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO BELOW

(each a “Lender” and collectively the “Lenders”)

AND:	THE BANK OF NOVA SCOTIA

(as “Agent”)

AND:	NATIONAL BANK OF CANADA

(as “Co-Agent”)

RECITALS

A.            The Borrowers, the Agent, the Co-Agent and the Lenders are party to a credit agreement dated as of December 29, 2006, as amended as of June 27, 2007 and March 28, 2008 (the “Credit Agreement”) providing for credit facilities in an aggregate amount of $950,000,000 (the “Facilities”).

B.            The Lenders have been requested by a request for extension and amendments dated April 17, 2008 to (i) extend the Unsecured Revolving Facility Maturity Date to June 23, 2009, (ii) amend the Funded Debt to Capitalization Ratio and the Interest Coverage Ratio covenants of the Credit Agreement and (iii) make certain other amendments to the Credit Agreement.

C.            The Lenders are willing to grant the extension and amendments described in the above request and the Borrowers, the Agent, the Co-Agent and the Lenders wish to amend the Credit Agreement to give effect to the extension and amendments contemplated in the request in the manner provided for in this Agreement.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.             Interpretation

1.1           Capitalized terms used herein and defined in the Credit Agreement have the meanings assigned to them in the Credit Agreement unless otherwise defined herein.

1.2           This Agreement may be referred to as the Third Amendment to the December 29, 2006 Cascades Credit Agreement.

1.3           Any reference to the Credit Agreement in any Credit Document refers to the Credit Agreement as amended hereby.

2.             Amendments to the Credit Agreement

2.1           Section 1.1 of the Credit Agreement is amended by deleting the definition of “Unsecured Revolving Facility Maturity Date” and replacing it with the following:

                “Unsecured Revolving Facility Maturity Date” means June 23, 2009;”

2.2               Article 2 of the Credit Agreement is amended by replacing Section 2.3 with the following:

“2.3    The Unsecured Revolving Facility

a)         The Lenders, individually and not solidarily (i.e. not jointly and severally) agree to make available to Cascades an unsecured revolving facility (the “Unsecured Revolving Facility”) in an aggregate amount at any time not exceeding the total of the Commitments at such time with respect to the Unsecured Revolving Facility. As of the date hereof and up to June 25, 2008, the Commitment of each Lender under the Unsecured Revolving Facility will be as specified below opposite its name and the collective Commitments of the Lenders with respect to the Unsecured Revolving Facility will aggregate to $100,000,000.

Name of Lender	Commitment

The Bank of Nova Scotia	$13,925,000.00

National Bank of Canada	$11,765,000.00

Canadian Imperial Bank of Commerce	$11,765,000.00

Caisse de dépôt et placement du Québec	$9,412,000.00

Caisse centrale Desjardins	$9,742,000.00

The Toronto-Dominion Bank	$5,882,000.00

Bank of Montreal	$5,882,000.00

BNP Paribas (Canada)	$6,570,000.00

Royal Bank of Canada	$4,118,000.00

Deutsche Bank AG, Canada Bank	$2,941,000,00

JPMorgan Chase Bank, N.A., Toronto Branch	$2,941,000,00

Société Générale (Canada Branch)	$2,941,000,00

Wachovia Capital Finance Corporation (Canada)	$2,353,000.00

Bank of America, N.A., Canada Branch	$6,714,000.00

Rabobank Nederland, Canadian Branch	$3,049,000.00

Total	$100,000,000.00

b)        As of June 25, 2008, the Commitment of each Lender under the Unsecured Revolving Facility will be as specified below opposite its name and the collective Commitments of the Lenders with respect to the Unsecured Revolving Facility will aggregate to $100,000,000.

Name of Lender	Commitment

The Bank of Nova Scotia	$15,984,334.00

Canadian Imperial Bank of Commerce	$11,765,000.00

National Bank of Canada	$10,984,333.00

Caisse de dépôt et placement du Québec	$9,412,000.00

Caisse centrale Desjardins	$10,726,333.00

The Toronto-Dominion Bank	$5,882,000.00

Bank of Montreal	$5,882,000.00

BNP Paribas (Canada)	$6,570,000.00

Royal Bank of Canada	$4,118,000.00

Deutsche Bank AG, Canada Bank	$2,941,000,00

JPMorgan Chase Bank, N.A., Toronto Branch	$2,941,000,00

Société Générale (Canada Branch)	$2,941,000,00

Wachovia Capital Finance Corporation (Canada)	$2,353,000.00

Bank of America, N.A., Canada Branch	$7,500,000.00

Total	$100,000,000.00

c)         Borrowings under the Unsecured Revolving Facility may be obtained only to the extent that there is no availability (taking into account Borrowing Base requirements) under the Revolving Facility at the time such Borrowings are requested.

d)        On June 25, 2008, the Agent will notify Cascades and the Lenders of the adjustments, if any, which are required to be made among the Lenders to ensure that the outstanding Borrowings under the Unsecured Revolving Facility are owed to the Lenders in the proportion of their respective Commitments under the Unsecured Revolving Facility.  The adjustments, if any, will be payable by the Lenders three Business Days after the date of notification.”

2.3           A new Section 6.12 is added to the Credit Agreement as follows:

“6.12      Usage Fee

(a)        Cascades must pay to the Agent, for distribution to the Lenders pro rata to their Commitments under the Unsecured Revolving Facility, a usage fee on the aggregate amount of outstanding Borrowings under the Unsecured Revolving Facility. The usage fee will be calculated daily from the date of this Agreement at the annual rate specified below and will be payable quarterly in arrears on the first Business Day of the following quarter.

(b)        For any day, the usage fee will be calculated (i) at a rate of 0.75% if on such day the outstanding Borrowings under the Unsecured Revolving Facility represent not more than 33 1/3% of the amount of the facility, (ii) at a rate 1.25% if on such day the outstanding Borrowings under the Unsecured Revolving Facility represent more than 33 1/3% of the amount of the facility without however exceeding 66 2/3% of the amount of the facility, and (iii) at a rate of 1.75% if on such day the outstanding Borrowings under the Unsecured Revolving Facility represent more than 66 2/3% of the amount of the facility.”

2.4           Sections 14.1 and 14.2 of the Credit Agreement are deleted and replaced by the following:

“14.1      Funded Debt to Capitalization Ratio

Cascades must maintain at all times, on an adjusted consolidated basis, a Funded Debt to Capitalization Ratio of not more than (i) 65% until June 30, 2009; and (ii) 60% thereafter.

14.2        Interest Coverage Ratio

Cascades must maintain at all times, on an adjusted consolidated basis, an Interest Coverage Ratio not less than (i) 2.25:1.00 until June 30, 2009 and (ii) 2.50:1.00 thereafter.”

2.5           Schedule “A” of the Credit Agreement is amended by replacing (with effect from June 25, 2008) the grid applicable to the Unsecured Revolving Facility with the following:

Unsecured Revolving Facility

Prime, US Base	Acceptance Fee / Libor	Stand- By Fee
0	100 bps	32.5 bps

3.             Effectiveness and Conditions Precedent

This Agreement will become effective on the date that the Agent notifies the Borrowers and the Lenders (through Intralinks in the case of the Lenders) that this Agreement has been executed by all parties hereto, and that the following conditions precedent have been fulfilled:

3.1           The payment of all fees and expenses owing by the Borrowers to the Agent and the Lenders on the date of this Agreement and all fees and expenses of the Agent’s counsel to such date; and

3.2           Receipt of copies of the documents evidencing the authority of the persons acting on behalf of the Borrowers.

4.             Cost and Expenses

4.1           On the date this Agreement becomes effective pursuant to Article 3, Cascades must pay:

(a)        to each Lender who has consented to the amendments described in Section 2.4 hereof an amendment fee equal to 6 bps on such Lender’s total Commitment under the Facilities at such time (excluding however its Commitment under the Unsecured Revolving Facility if same has not been renewed in accordance with the Request);

(b)        to each Lender who has agreed pursuant to the Request to renew its Commitment under the Unsecured Revolving Facility an extension fee equal to 30 bps on such Lender’s Commitment under the Unsecured Revolving Facility at such time; and

(c)        an additional fee equal to 35 bps on the portion (if any) of such Lender’s Commitment under the Unsecured Revolving Facility at such time which is in excess of the amount of such Lender’s Commitment under the Unsecured Revolving Facility on the second Business Day preceding the date on which this Agreement becomes effective.

4.2                                 The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and implementation and administration of this Agreement including the reasonable fees and expenses of counsel for the Agent and the Co-Agent.

5.                                      Confirmation

Each of the Borrowers represents to the Agent and the Lenders that this Agreement will not result in any Default or Event of Default.

6.                                      Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier will be effective as delivery of a manually executed counterpart of this Agreement.

7.                                      Governing Law

This Agreement is governed by, and construed in accordance with, the laws of the Province of Quebec and of the laws of Canada applicable therein.

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year first above written.

Cascades Inc.

per:
(s) Robert F. Hall

Cascades USA Inc.

per:
(s) Robert F. Hall

Cascades Europe SAS

per:
(s) Robert F. Hall

The Bank of Nova Scotia, as Agent

per:
(s) Robert Boomhour
Director

National Bank of Canada, as Co-Agent

per:
(s) Dominic Albanese

per:
(s) Roch Ledoux

(the names and signatures of the Lenders are on the next page)

LENDERS’ SIGNATURES

National Bank of Canada

per :	(s) Roch Ledoux

per:	(s) Dominic Albanese

National Bank of Canada, New York Branch
(in respect of Tranche B)

per :	(s) Vincent Lima

per:	(s) Kambiz Mahdavl
Assistant Vice President International Commercial Operations

The Bank of Nova Scotia

per :	(s) John Santillo

per:	(s) David Loewen

The Bank of Nova Scotia, Houston Branch (in respect of Tranche B)

per:	(s) J.F. Todd
Managing Director

Canadian Imperial Bank of Commerce

per :	(s) Peter Rawlins, Executive Director

per:	(s) Jens Paterson, Executive Director

CIBC Inc., as designated Lender pursuant to Section 20.5 with respect to Tranche B

per :	(s) Dominic J. Sorresso
Executive Director

Caisse de dépôt et placement du Québec

per:	(s) Jean-Pierre Jetté, Manager

per:	(s) Dominique Boies
Vice-président principal

Caisse centrale Desjardins

per :	(s) Raymond Trempe

per:	(s) Francine Champoux

Caisse centrale Desjardins US Branch, as designated Lender pursuant to Section 20.5 with respect to Tranche B

per:	(s) Michel Brouillet, Vice President

Bank of Montreal

per :	(s) Bruno Jarry, Director

Bank of Montreal, Chicago Branch (in respect of Tranche B)

per :	(s) Kristina H. Burden, Vice President

BNP Paribas (Canada)

per :	(s) Edouard Sinor

per:	(s) Frank L. Shaw

BNP Paribas, as designated Lender pursuant to Section 20.5 with respect to Tranche B and Tranche C

per :	(s) Benjamin Sileo, Vice President
per:	(s) Frederic Fournier, Vice President
per:	(s) Philippe Rouvier
per:	(s) Claude Delaire

Comerica Bank, operating by and through its Canadian Branch

per :	(s) Omer Ahmed, Portfolio Manager

Comerica Bank
(in respect of Tranche B and Tranche C)

per :	(s) Michael J. Doyle, Vice President

The Toronto-Dominion Bank

per :	(s) Yves Bergeron

per:	(s) Serge Cloutier

Toronto Dominion (Texas) LLC, as designated Lender pursuant to Section 20.5 with respect to Tranche B

per:	Debbi L. Brito
Authorized signatory

Royal Bank of Canada

per :	(s) Rod Smith
Attorney-in-Fact

Royal Bank of Canada
(in respect of Tranche B)

per :	(s) Dustin Craven
Attorney-in-Fact

Deutsche Bank AG, Canada Branch

per :	(s) Robert A. Johnston, Director

per:	(s) Marcellus Leung
Assistant Vice President

Deutsche Bank AG, New York Branch, with respect to Tranche B and Tranche C

per :	(s) EvenlynThierry, Vice President

per:	(s) Eric Morrissey, Vice President

JPMorgan Chase Bank, N.A., Toronto Branch

per :	(s) Drew McDonald
Executive Director

JPMorgan Chase Bank, N.A., with respect to Tranche B

per :	(s) Peter S. Predun
Executive Director

Société Générale (Canada Branch)

per :	(s) Robert Pagé

per:	(s) Vincent Gonzales

Société Générale, New York Branch, with respect to Tranche B

per :	(s) Ambrish D. Thanawala
Managing Director

Bank of America, N. A., Canada Branch

per :	(s) Nelson Lam, Vice President

Bank of America, N. A., with respect to Tranche B

per :	Michael L. Letson, Mr.
Vice President

Rabobank Nederland, Canadian Branch

per :	(s) Rommel J. Domingo
Vice President

per:	(s) Jason Hoogenboom
Vice President

Cooperatieve Centrale Raiffeissen-Boerenleenbank B. A. “Rabobank Nederland” New York Branch, as designated Lender pursuant to Section 20.5 with respect to Tranche B

per :	(s) Brett Delfino
Executive Director

per:	(s) Ian Reece
Managing Director

Wachovia Capital Finance Corporation
(Canada)

per :	(s) Raymond Eghobamien
Vice President

Wachovia Bank, National Association, as designated Lender pursuant to Section 20.5 with respect to Tranche B and Tranche C.

per :	(s) Robert G. McGill, Jr., Director

We, the undersigned, as Designated Subsidiaries and guarantors under the Credit Agreement, hereby agree with the terms of this Third Amending Agreement.

CASCADES BOXBOARD U.S., INC.
CASCADES CANADA INC.
CASCADES PAPERBOARD INTERNATIONAL INC.
6265642 CANADA INC.
SCIERIE LEMAY INC.
RABOTAGE LEMAY INC.
DOPACO, INC.
DOPACO PACIFIC LLC
DOPACO LIMITED PARTNERSHIP
DOPACO CANADA, INC.
GARVEN INCORPORATED
CONFERENCE CUP LTD.
CASCADES BOXBOARD GROUP — CONNECTICUT LLC
CASCADES AUBURN FIBER INC.
CASCADES MOULDED PULP, INC.
CASCADES PLASTICS INC.
CASCADES DIAMOND, INC.
CASCADES FINE PAPERS GROUP INC.
CASCADES FINE PAPERS GROUP THUNDER BAY INC.
CASCADES FINE PAPERS GROUP (SALES) INC.
CASCADES FINE PAPERS GROUP (USA) INC.
W.H. SMITH PAPER CORPORATION
CASCADES TISSUE GROUP — ARIZONA INC.
CASCADES TISSUE GROUP — IFC DISPOSABLES INC.
CASCADES TISSUE GROUP — NEW YORK INC.

CASCADES TISSUE GROUP — NORTH CAROLINA INC.
CASCADES TISSUE GROUP — OREGON INC.
CASCADES TISSUE GROUP — PENNSYLVANIA INC.
CASCADES TISSUE GROUP — WISCONSIN INC.
CASCADES TISSUE GROUP — TENNESSEE INC.
CASCADES TISSUE GROUP — SALES INC.
CASCADES TISSUE GROUP — PICKERING INC.
CASCADES TISSUE GROUP — MARYLAND LLC
NORAMPAC HOLDING US INC.
NORAMPAC NEW YORK CITY INC.
NORAMPAC LEOMINSTER INC.
NORAMPAC FINANCE US INC.
NORAMPAC INDUSTRIES INC.
NORAMPAC DELAWARE LLC
NORAMPAC NOVA SCOTIA COMPANY
NORAMPAC THOMPSON INC.
NORAMPAC SCHENECTADY INC.
CASCADES TRANSPORT INC.
KINGSEY FALLS INVESTMENTS INC.
CASCADES ENERGY INITIATIVE INC.
CASCADES DELAWARE LLC
CASCADES NOVA SCOTIA COMPANY
3815285 CANADA INC.
3815315 CANADA INC.
NORAMPAC INC.
CASCADES ENVIROPAC HPM LLC
6806813 CANADA INC.
6806805 CANADA INC.
6806783 CANADA INC.

each of the foregoing entities being represented by

Name :	Robert F. Hall

duly authorized as he/they so declare:

(s) Robert F. Hall